UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OF THE

SECURITIES ACT OF 1934

CLIC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	47-4982037
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1815 NE 144TH STREET, NORTH MIAMI, FLORIDA 33181

(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐

Securities Act registration statement or Regulation A file number pursuant to which this form relates: 333-208350 (If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock par value $.001

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Common Stock, par value $0.001, of the Registrant set forth under the caption “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-208350), as amended (the “Registration Statement”), filed under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “Commission”) on December 4, 2015.

Item 2. Exhibits.

The following exhibits are filed as a part of this Registration Statement:

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Incorporation (1)

3.2	By-Laws (1)

__________

(1) Incorporated by reference to exhibits on Registrant’s Registration Statement on Form S-1, as amended (SEC File No. 333-208350) originally filed December 4, 2015.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIC Technology, Inc.

Dated: May 24, 2018	By:	/s/ Yosef Biton
Yosef Biton
President and Director
Principal Executive Officer
Principal Financial Officer
Principal Accounting Officer

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